UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 20, 2026, the Board of Directors of Insulet Corporation (the “Company”) approved the amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”), effective immediately, to designate the Court of Chancery of the State of Delaware (or if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if such state court lacks subject matter jurisdiction, the federal district court within the State of Delaware) as the sole and exclusive forum for certain actions including derivative actions or proceedings brought on behalf of the Company and actions for breach of fiduciary duty owed by any of the Company’s officers or directors. Further, the Amended Bylaws designate the federal district courts of the United States as the sole and exclusive forum for any action asserting a claim arising under the U.S. Securities Act of 1933, as amended.
The above description of the Amended Bylaws is qualified in its entirety by reference to the Third Amended and Restated Bylaws of the Company, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its 2026 Annual Meeting of Stockholders on May 20, 2026. Of the 69,263,714 shares outstanding and entitled to vote, 61,782,973 shares were represented at the meeting, constituting a quorum of 89.19%.
Shareholders:
•Elected each of the three Class I director nominees to the Board for a three-year term;
•Provided advisory approval of the compensation of certain of the Company’s executive officers (“Say-on-Pay”); and
•Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The results of the votes for each of these proposals were as follows:

Proposal 1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Luciana Borio	54,932,478	3,839,506	3,010,989
Michael R. Minogue	53,556,772	5,215,212	3,010,989
Timothy C. Stonesifer	56,089,161	2,682,823	3,010,989

The terms in office of the Class II Directors (Wayne A.I. Frederick, Robert L. Huffines, and Timothy J. Scannell) and the Class III Directors (Jessica Hopfield, Ashley A. McEvoy, and Elizabeth H. Weatherman) continued after the 2026 Annual Meeting.

Proposal 2.	Advisory Vote on Executive Compensation – Say on Pay

For	Against	Abstentions	Broker Non-Votes
53,440,320	4,660,842	670,822	3,010,989

Proposal 3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions
61,725,383	30,400	27,190
No other matters were submitted for shareholder action.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Insulet Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

May 21, 2026	By:	/s/ Patricia K. Dolan
	Name:	Patricia K. Dolan
	Title:	Vice President and Secretary